Supplement Dated August 29, 2017

To the

Prospectus Dated May 1, 2017

For the

Farmers EssentialLife Variable Universal Life

Issued through

Farmers Variable Life Separate Account A

Offered by

Farmers New World Life Insurance Company (“FNWL”)

This Supplement updates certain information in your variable life insurance policy (“Policy”) Prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

Investment Objectives of the Portfolios

Effective May 2, 2017, the following investment adviser and subadviser changes were made:

1.	The investment adviser for Principal SAM Balanced Portfolio is now Principal Global Investors, LLC. Edge Asset Management, Inc. is no longer the subadviser for the fund.

2.	The investment adviser for Principal SAM Conservative Balanced Portfolio is now Principal Global Investors, LLC. Edge Asset Management, Inc. is no longer the subadviser for the fund.

3.	The investment adviser for Principal SAM Conservative Growth Portfolio is now Principal Global Investors, LLC. Edge Asset Management, Inc. is no longer the subadviser for the fund.

4.	The investment adviser for Principal SAM Flexible Income Portfolio is now Principal Global Investors, LLC. Edge Asset Management, Inc. is no longer the subadviser for the fund.

5.	The investment adviser for Principal SAM Strategic Growth Portfolio is now Principal Global Investors, LLC. Edge Asset Management, Inc. is no longer the subadviser for the fund.

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If you have any questions, please call the Service Center toll-free at 1-877-376-8008, or write the Service Center at P.O. Box 724208, Atlanta, Georgia 31139.

Securities offered through Farmers Financial Solutions, LLC, 30801 Agoura Road, Building 1, Agoura Hills, California 91301. Member FINRA.